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                                                                    Exhibit 10.1



                          STOCK SUBSCRIPTION AGREEMENT

                                  BY AND AMONG

                        VOICESTREAM WIRELESS CORPORATION,

                                       AND

                        MICROCELL TELECOMMUNICATIONS INC.


                            DATED: FEBRUARY 11, 2000


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                          STOCK SUBSCRIPTION AGREEMENT


        STOCK SUBSCRIPTION AGREEMENT, dated as of February 11, 2000, (the "Agreement"), by and among VoiceStream Wireless Corporation, a Washington corporation (the "Investor") and Microcell Telecommunications Inc., a Canadian corporation (the "Company").

                              W I T N E S S E T H :

        WHEREAS, the Company is engaged directly and through Affiliates in the communications business in Canada;

        WHEREAS, the Investor is engaged directly or through Affiliates in the communications business in the United States;

        WHEREAS, the Company and the Investor are among the leaders in their respective countries in the provision of mobile telecommunications services and supporting systems; and

        WHEREAS, upon the terms and conditions set forth in this Agreement, the Company has determined to issue and sell, and the Investor has determined to purchase, 9,590,000 of the Company's Class A Non-Voting Shares (the "Class A Shares")

        NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises hereinafter set forth, the parties hereby agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

        Unless the context otherwise requires, the terms defined hereunder shall have the meanings therein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. For purposes of this Agreement:

        "Adjusted Number of Designees" shall have the meaning set forth in
Section 5.01.

        "Affiliate" shall mean, with respect to any party hereto, any corporation or other business entity which directly or indirectly through stock ownership or through any other arrangement either controls, is controlled by or is under common control with, such party. The term "control" shall mean the power to direct the affairs of such person by reason of ownership of more than 50% of the voting stock or other equity interests, by contract or otherwise.



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        "Affiliated Director" shall mean any member of the board of directors of the Company who has been designated by the Investor for election as a director of the Company pursuant to this Agreement.

        "Agreement" shall mean this Stock Subscription Agreement as the same may be amended from time to time.

        "Annual Information" shall mean the Financial Information and the information concerning the Company in its management proxy circular, dated April 1, 1999, its Annual Information Form, dated April 15, 1999, and the management's discussion and analysis relating to the financial year ended December 31, 1998 as set out in its 1998 Annual Report.

        "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday in New York, New York, Seattle, Washington or Montreal, Quebec, Canada or any other day on which commercial banks in those locations are authorized by law or governmental decree to close.

        "Canadian Securities Laws" shall mean, collectively, the applicable securities laws of each of the provinces of Canada and the respective regulations made thereunder together with all applicable published policy statements, blanket orders, rulings and published notices of the securities regulating authorities in such provinces.

        "Change of Control" means with respect to the entity in question (i) the acquisition by any Person or 13D Group of direct or indirect beneficial ownership of shares representing 50% or more of the outstanding voting power in the entity, (ii) any merger, amalgamation, consolidation or business combination involving the entity resulting in the acquisition by any Person or 13D Group of direct or indirect beneficial ownership of shares representing 50% or more of the outstanding voting power in the entity, (iii) a sale of all or substantially all of the assets of the entity or (iv) a recapitalization, restructuring, liquidation, dissolution or similar extraordinary transaction relating to the entity resulting in the acquisition by any Person or 13D Group of direct or indirect beneficial ownership of shares representing 50% or more of the outstanding voting power in the entity.

        "Class A Shares" shall have the meaning set forth in the preamble hereof.

        "Class B Shares " shall mean the Company's Class B Non-Voting Shares.

        "Closing" shall have the meaning set forth in SECTION 2.02.

        "Closing Date" shall have the meaning set forth in SECTION 2.02.

        "Common Shares" shall mean the Company's Common Shares.



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        "Communications Act" shall mean the Telecommunications Act (Canada), the
Canadian Radio-television and Telecommunications Commission Act (Canada) and the Radiocommunication Act (Canada) (together with the rules, regulations, orders, policies and decisions thereunder).

        "Company" shall have the meaning set forth in the preamble hereof.

        "Company Investment" shall mean an entity in which the Company or any Company Subsidiary has a direct or indirect ownership of (i) capital stock, bonds, debentures, partnership, membership interests or other ownership interests or other securities of any Person; (ii) any deposit with or advance, loan or other extension of credit (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise to resell such property to such other Person) to any other Person; (iii) any revenue or profit interests pursuant to any agreement or license; or (iv) any agreement, commitment, right, understanding or arrangement with respect to any of the items referred to in (i), (ii) or (iii) of this definition.

        "Company Subsidiary" shall mean any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by the Company

        "Corporate Governance Committee" shall mean the Corporate Governance Committee of the Company, being a committee of the board of directors of the Company composed of three (3) directors and created pursuant to the Related Person Transactions Policy and Procedure adopted by a unanimous shareholder resolution of the Company, dated December 15, 1993.

        "CRTC " shall mean the Canadian Radio-television and Telecommunications Commission.
        "Disclosures" shall have the meaning set forth in SECTION 9.11.

        "Disinterested Board Approval" means the affirmative vote or written consent of a majority of the board of directors (excluding Affiliated Directors) then in office.

        "Dollar" or "Cdn$" shall mean the basic unit of the lawful currency of Canada.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, and any similar or successor Federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

        "Financial Information" shall mean the information in the audited consolidated financial statements of the Company for the year ended December 31, 1999, together with the auditors' report thereon annexed hereto as Exhibit 1.

        "GAAP" shall have the meaning set forth in SECTION 4.01(n)(ii).



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        "Investor" shall have the meaning set forth in the preamble hereof.

        "License" shall mean any license, permit or other authorization issued to the Company or any Company Subsidiary by Industry Canada or the CRTC.

        "Lien" shall mean any hypothecation, lien, claim, security interest, charge, encumbrance or title retention agreement of any nature.

        "Material Adverse Effect on the Company" shall mean a material adverse effect on the business, condition (financial or otherwise), prospects, assets or results of operations of the Company or any Company Subsidiary, taken as a whole.

        "Material Change" shall mean a material change for purposes of any of the Canadian Securities Laws.

        "Material Fact" shall mean a material fact for purposes of any of the Canadian Securities Laws.

        "Misrepresentation" shall mean a misrepresentation for purposes of any of the Canadian Securities Laws.

        "Percentage Ownership" shall mean as to Telesystem, the percentage determined by dividing the aggregate number of Common Shares owned by Telesystem at the time of determination by the total number of outstanding Common Shares at the time of determination.

        "Person" shall mean any general or limited partnership, corporation, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and heirs, executors, administrators, legal representatives, successors and assigns of such person.

        "Preferred Shares" shall mean the Company's preferred shares.

        "Public Sale" shall mean a sale of Shares over the TSE or NASDAQ.

        "Purchase Price" shall have the meaning set forth in SECTION 2.01.

        "Purchased Shares" shall have the meaning set forth in SECTION 2.01.

        "SEC" shall mean the Securities and Exchange Commission or its successors.

        "Securities Act" shall mean the Securities Act of 1933, and any successor Federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.



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        "Securities Documents" shall have the meaning set forth in SECTION
4.01(n)(i).

        "Shares" shall mean any equity interest in the Company, whether Class A Shares, Common Shares, Class B Shares, Preferred Shares, or the shares into which such shares are converted.

        "Shareholders Agreement" shall mean that certain Shareholders Agreement, dated December 9, 1993, among Sprint Canada, Inc., CUC Broadcasting Limited, Firsttel Communications Corporation, Phonespot Inc., Telesystem Enterprises (T.E.L.) Ltd., Le Groupe Videotron Ltee, Com 2i & Cie SCA, MacLean Hunter Limited, Northern Cable Holdings Limited, Michael Kedar, and Canada Popfone Corporation, k/n/a Microcell Telecommunications Inc., as amended.

        "Standstill Period" has the meaning given in Section 8.02(a).

        "Standstill Termination Event" means the date on which the first of the following occurs: (i) a person other than Telesystem owns more than, or attempts to increase its ownership of Shares beyond, 30% of the outstanding Shares; (ii) the Investor makes a Take-Over Bid (other than an exempt Take-Over Bid) in accordance with applicable provisions of Canadian securities laws; (iii) a Change of Control of Telesystem; (iv) a sale of all or substantially all of the Company; (v) a liquidation or dissolution of the Company; (vi) or the filing by or against the Company of a petition for relief under any bankruptcy, insolvency, or similar statute relating to the relief of debtors or creditors; or (vii) the Investor owns less than five percent (5%) of the outstanding Shares of the Company.

        "Standstill Threshold" has the meaning given in Section 8.02(a).

        "Supplementary Material" shall mean, collectively, the material change reports and press releases comprised in the Securities Documents.

        "Take-Over Bid" shall have the meaning in the Securities Act (Quebec) and the Securities Act (Ontario), as applicable.

        "Telesystem" shall mean Telesystem Enterprises (T.E.L.) Ltd., a Canadian corporation, and includes its subsidiary Investissement T.E.L. Inc., a Canadian corporation.

        "Threshold Percentage" shall have the meaning given in Section 8.02(a).

        "Triggering Person" shall have the meaning given in Section 8.03(a)(i).

        "Third Party Offer" shall mean a 13D Group's offer to initiate or effectuate a tender offer or exchange offer for any Shares.

        "Third Party Change of Control" shall mean a 13D Group's transaction with respect to the Company that results in a Change of Control of the Company.



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        "13D Group" means, irrespective of the applicability of United States securities laws, any group of persons formed for the purpose of acquiring, holding, voting or disposing of Shares which would be required under Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, to file a statement on Schedule 13D or a Schedule 13G with the SEC as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group "beneficially owned" sufficient securities to require such a filing under the Exchange Act. When references herein are to a group under Section 13(d) and not to members of such group, such references shall be deemed to refer to actions of the group acting as such group and not to the individual actions of any members of such group.

        "TSE" shall mean The Toronto Stock Exchange.

        "US Dollar" shall mean the basic unit of the lawful currency of the United States.

        When a reference is made in this Agreement to a SECTION, such reference shall be to a SECTION of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders whenever necessary or appropriate. Whenever the word "herein" or "hereof" is used in this Agreement, it shall be deemed to refer to this Agreement and not to a particular SECTION of this Agreement unless expressly stated otherwise.


                                    ARTICLE 2

                           PURCHASE OF SHARES; CLOSING

        2.1 Purchase of Shares. The Investor hereby subscribes for and agrees to purchase, or, at the sole discretion of Investor, cause an Affiliate of Investor to purchase, from the Company, and the Company hereby accepts the Investor's subscription for and agrees to sell to the Investor or such Affiliate, 9,590,000 Class A Shares (the "Purchased Shares") for a purchase price of Cdn$41.71 per share (an aggregate purchase price of Cdn$399,998,900.00). The aggregate purchase price for all Purchased Shares is hereinafter referred to as the "Purchase Price."

        2.2    Closing.

               (a) Closing Date. Consummation of the transactions contemplated hereby (the "Closing") shall take place on the fifth (5th) Business Day following the satisfaction (or express written waiver) of all conditions to the Closing under Article 7 hereof or on such other date as the parties hereto shall agree. The date on which the Closing takes place shall be referred to herein as the "Closing Date."



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               (b) Location. The Closing shall take place at 10:00 A.M. Pacific
Standard Time on the Closing Date, at the offices of the Investor at 3650 131st Avenue SE, Bellevue, Washington 98006, or at such other time or place as the parties hereto shall agree. At the Closing the Company shall, upon receipt of the Purchase Price by wire transfer of immediately available funds to the account specified therefor by the Company, promptly deliver to the Investor duly executed and issued stock certificates evidencing the Purchased Shares.


                                    ARTICLE 3

                            COVENANTS AND AGREEMENTS

        3.1 Covenants of the Company. From and after the execution and delivery of this Agreement to and including the Closing Date, the Company shall use its best efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof.

        3.2 Covenants of the Investor. From and after the execution and delivery of this Agreement to and including the Closing Date, the Investor shall use its best efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof.


                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

        4.1 Representations and Warranties of the Company. The Company represents and warrants to the Investor, which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions herein contemplated, as follows:

               (a) Due Organization. The Company is a corporation duly incorporated, validly existing and in good standing under the Canada Business Corporations Act and has all corporate powers and authority required to carry on its business as now conducted, and to own, operate and lease its property. The Company is duly licensed or qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified, individually or in the aggregate, has not had and could not have a Material Adverse Effect.

               (b)    Capitalization.

                      (i) The authorized share capital of the Company consists of an unlimited number of Common Shares, Class A Shares, Class B Shares and Preferred Shares. As of the close



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of business on February 8, 2000 , there were outstanding (A) 32,623,959 Common
Shares; (B) no Class A Shares and options to purchase an aggregate of 256,123 Class A Shares (in respect of which options each holder has agreed that its Class A Shares will when issued, upon exercise of such options, be converted into Class B Shares); (C) 22,373,885 Class B Shares and options to purchase an aggregate of 1,475,345 Class B Shares and a special right to purchase 137,500 Class B Shares and warrants to purchase an aggregate of 780,505 Class B Shares;
(D) no Preferred Shares and no options to purchase Preferred Shares; (D) no phantom shares or stock units of the Company issued under any stock option, compensation or deferred compensation plan or arrangement. All outstanding shares of the share capital of the Company have been, and all shares that may be issued pursuant to any compensatory plan or arrangement will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. As of the Closing, except for the Purchased Shares, conversion of Common Shares to Class B Shares and the exercise of any of the aforementioned options, special right or warrants which were outstanding at February 8, 2000, there will be no change in the above described capitalization.

                      (ii) Except as set forth on Exhibit 4.01(b)(ii) annexed hereto, there are no outstanding subscriptions, options, warrants, rights or convertible or exchangeable securities issued by the Company or by any Company Subsidiary or other agreements or commitments to which the Company or any Company Subsidiary is a party of any character relating to the issued or unissued share capital or other securities of the Company, including any agreement or commitment obligating the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, shares or other securities of the Company, to grant, extend or enter into any subscription, option, warrant, right or convertible or exchangeable security or other similar agreement or commitment with respect to the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary to make any payments pursuant to any stock based or stock related plan or award. Except as set forth on Exhibit 4.01(b)(ii) annexed hereto, there are no preemptive rights, rights of first refusal, rights of first offer or any similar rights granted with respect to the securities or any assets of the Company or any Company Subsidiary.

               (c) Power and Authority; No Violation. The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and all transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company and this Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby by the Company will, with or without the giving of notice or the passage of time, or both, (i) conflict with, result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (A) any provision of the articles of incorporation, by-laws, or other constituent documents or any shareholders agreements of the Company or any Company Subsidiary; (B) any material note, bond,



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indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which the Company or the property of the Company may be bound or affected; or (C) any law, order, judgment, ordinance, rule, regulation or decree to which the Company or any Company Subsidiary is a party or by which the Company or the property of the Company is bound or affected; or (ii) give rise to any right of first refusal or similar right with respect to any interest, or any properties or assets, of the Company or any Company Subsidiary.

               (d)     Governmental Authorization.

                      (i) The execution, delivery and performance by the Company of this Agreement require no action by or in respect of, or filing with, any governmental body, other than: (A) compliance with any applicable requirements of the Exchange Act or any of the Canadian Securities Laws; and (B) any actions or filing, the absence of which would not in the aggregate prevent or delay the Company from performing its obligations under this Agreement in any material respect or could not in the aggregate have a Material Adverse Effect.

                      (ii) Neither the Company nor any Company Subsidiary has made any misstatements of fact, or omitted to disclose any fact, to any government body or in any report, document or certificate filed therewith, which misstatements or omissions, individually or in the aggregate, could subject any material licenses or authorizations to revocation or failure to renew.

               (e)    Subsidiaries; Investments.

                      (i) Each Company Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all corporate, partnership or other similar powers required to carry on its business as now conducted, other than such exceptions as, individually or in the aggregate, have not had and could not have a Material Adverse Effect. Each Company Subsidiary is duly licensed or qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, with such exceptions, individually or in the aggregate, as have not had and could not have a Material Adverse Effect. EXHIBIT 4.01 (e)(i) annexed hereto sets forth a list of all Company subsidiaries and all Company Investments and their respective jurisdictions of organization and identifies the Company's (direct or indirect) percentage ownership interest therein.

                      (ii) Except as set forth on Exhibit 4.01(e)(ii) annexed hereto, all of the outstanding share capital of, or other voting securities or ownership interests in, each Company Subsidiary and each Company Investment, is owned by the Company or by a Company Subsidiary, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such share capital or other voting securities or ownership interests).



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                      (iii) There are no outstanding subscriptions, options,
warrants, rights or convertible or exchangeable securities issued by any Company Subsidiary or other agreements or commitments of any character relating to the issued or unissued share capital or other securities or partnership interests or membership interests of any Company Subsidiary, including any agreement or commitment obligating any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, shares, other securities, partnership interests or membership interests of any Company Subsidiary or obligating any Company Subsidiary to grant, extend or enter into any subscription, option, warrant, right or convertible or exchangeable security or other similar agreement or commitment with respect to any Company Subsidiary, or obligating any Company Subsidiary to make any payments pursuant to any stock based or stock related plan or award. Except as set forth in the Financial Information, no Company Subsidiary or Company Investment is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan, capital contribution or otherwise) to or in any Person including any Company Investment.

               (f) Communications Regulatory Matters. The Company and each Company Subsidiary holds, and is qualified and eligible to hold, all material licenses, permits and other authorizations issued or to be issued by the CRTC and Industry Canada to such entity for the operation of their respective businesses. Each of the Licenses is valid and in full force and effect and neither the Company nor any Company Subsidiary is or has been delinquent in payment on or in default under any obligation owed to any Canadian governmental agency in connection with the Licenses. All material reports and applications required to be filed with the CRTC or Industry Canada by the Company or any Company Subsidiary have been timely filed and are accurate and complete in all material respects. The Company and each Company Subsidiary is and has been in compliance in all respects with, and the wireless communications systems operated pursuant to the Licenses have been operated in compliance in all respects with, the laws of Canada, the Licenses and all rules and regulations of Industry Canada and the CRTC. There is not pending as of the date hereof any application, petition, objection, pleading or proceeding with the CRTC or Industry Canada or any public service commission or similar body having jurisdiction or authority over the communications operations of the Company or any Company Subsidiary which questions the validity of or contests any License or which presents a substantial risk that, if accepted or granted, or concluded adversely, could result in (as applicable) the revocation, cancellation, suspension, dismissal, denial or any materially adverse modification of any License or imposition of any substantial fine or forfeiture against the Company or any Company Subsidiary. No facts are known to the Company which if known by a governmental body of competent jurisdiction could present a substantial risk that any License could be revoked, canceled, suspended or materially adversely modified or that any substantial fine or forfeiture could be imposed against the Company or a Company Subsidiary.

               (g) No Undisclosed Material Liabilities. Except as set forth on
EXHIBIT 4.01(g) annexed hereto or in the Financial Information there are no liabilities or obligations of the Company or any Company Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that could be reasonably expected to result in such a liability or obligation, other than



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for liabilities or obligations that, individually or in the aggregate have not had and could not have a Material Adverse Effect.

               (h) Compliance with Laws and Court Orders. The Company and each Company Subsidiary hold all licenses, franchises, certificates, consents, permits, qualifications and authorizations from all governmental bodies necessary for the lawful conduct of their businesses, including the Licenses, except where the failure to hold any of the foregoing, individually or in the aggregate, has not had and could not have a Material Adverse Effect. The Company and each Company Subsidiary is and has been in compliance with, and to the knowledge of the Company, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any such license, franchise, certificate, consent, permit, qualification or authorization, applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree, except for failures to comply or violations that, individually or in the aggregate, have not had and could not be reasonably expected to have a Material Adverse Effect.

               (i) Litigation. Except as set forth on EXHIBIT 4.01(g) annexed hereto, there is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other administrative or tax proceeding (or any basis therefor) or any order, decree or judgment, in progress or pending against, or, to the knowledge of the Company, threatened against or affecting, the Company or any Company Subsidiary or any of their respective properties before any court or arbitrator or before or by any other governmental body, that, individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect.

               (j) Purchased Shares. The Purchased Shares (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) shall be (when issued in accordance with the terms of this Agreement) validly issued and outstanding, fully paid and nonassessable, and (iii) shall not be subject to any preemptive rights of the holders of any other class or series of the share capital of the Company, and upon exercise of the conversion right attaching to the Purchased Shares pursuant to the articles of incorporation, as amended, of the Company, any Common Shares issued shall not be subject to any preemptive rights pursuant to such articles. Upon the issuance of the Purchased Shares to the Investor at the Closing, the Purchased Shares shall be free and clear of all Liens, with the exception of any restrictions on transferability under securities laws of any jurisdiction and under the Communications Act, the articles of incorporation of the Company and the Shareholders Agreement if the Purchased Shares are converted into Common Shares.

               (k) Voting Rights. Neither Class A Shares nor Class B Shares has voting rights, except for any which may be required by law or the articles of incorporation of the Company. Common Shares are entitled to one vote per share. Class A Shares are convertible at any time, or from time to time so long as the conversion thereof would not violate any foreign ownership restrictions under the Communications Act, at the option of the holder into either Common Shares or Class B Shares. Common Shares are convertible at any time at the option of the holder into Class B Shares. The Class B Shares are posted for trading on the TSE. Upon conversion of Class A Shares into Class B Shares or of Common Shares into Class B Shares such Class B Shares shall be



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listed upon the TSE and, subject only to the limitations on transfer mentioned in Section 6.04 hereof, such Class B Shares shall be freely tradeable upon the TSE without being subject to any prospectus requirement under the Canadian Securities Laws.

               (l) Investment Company Act. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (m) No Brokers. Except as set forth on Exhibit 4.01(m), no agent, broker, investment banker, Person or firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated by this Agreement based in any way on any arrangements, agreements or understandings made by or on behalf of the Company or an Affiliate thereof. The Company hereby agrees to indemnify the Investor and agrees to hold harmless the Investor against and in respect of any claims for brokerage and other commissions relating to such transactions based in any way on any arrangements, agreements or understandings made by or on behalf of the Company or an Affiliate thereof.

               (n)    Reports and Financial Statements.

                      (i) The Company has timely filed all required reports, schedules, forms, statements and other documents required to be filed by it with the SEC, the securities regulatory authorities in each of the provinces of Canada, the TSE, NASDAQ or otherwise pursuant to the Canadian Securities Laws (the "Securities Documents"). As of its filing date, each Securities Document complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the Canadian Securities Laws, as the case may be. As of its filing date, each Securities Document filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each Securities Document that is a registration statement or prospectus, as amended or supplemented, if applicable, filed pursuant to the Securities Act or the Canadian Securities Laws, as of the date such registration statement or amendment became effective or the date of such prospectus or prospectus amendment, as the case may be, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                      (ii) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the Securities Documents fairly present, in all material respects, in accordance with Canadian generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

               (o) No Material Adverse Effect on the Company. During the period since December 31, 1999 there has not been any change or event which could have a Material Adverse Effect on the Company or a Company Subsidiary.

               (p) A Reporting Issuer. The Company is a reporting issuer in good standing or has equivalent status under all the Canadian Securities Laws and will maintain such status and not be in default of any requirement under the Canadian Securities Laws for at least eighteen (18) months following the Closing. The Company has registered the Class B Shares under Section 12 of the Exchange Act, as amended, and will file on a timely basis all reports and other documents required thereby, which reports and other documents will not contain, when filed, an untrue statement of a material fact and will not omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they are made. The Company has qualified its Class B Shares for trading on the NASDAQ stock market and will cause its Class B Shares to continue to be so qualified.

               (q) Annual Information. The Annual Information, as supplemented or superseded by the Supplementary Material, (i) is true and correct in all material respects, (ii) contains no Misrepresentation and (iii) discloses all Material Facts and Material Changes (actual, anticipated, contemplated or threatened, whether financial or otherwise) relating to the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company and the Company Subsidiaries considered as a whole.

               (r) No Omission. No Material fact or Material Change has been omitted from the Annual Information or Supplementary Material that is required under the Canadian Securities Laws to be stated therein or is necessary to make the statements therein not misleading in the light of the circumstances in which they were made.

               (s) Compliance with Canadian Securities Laws. The Company has complied in all material respect with all Canadian Securities Laws and no confidential material change reports have been filed except for the one required by the transactions contemplated hereby.

               (t) No Material Change. Except as disclosed in the Supplementary Material or Financial Information, there has been no Material Change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company since December 31, 1999, the date of the Company's last fiscal year-end.

               (u) Ownership and Control. Each Company Subsidiary which is a Canadian carrier is a "Canadian-owned and controlled" corporation within the meaning and for the purposes of the Communications Act and is eligible to operate as a telecommunications common carrier and/or radiocommunication carrier pursuant to the Communications Act. The Company is a "qualified corporation" within the meaning and for the purposes of the Communications Act.

               (v) Contributions. All contribution payments due and payable by each Company Subsidiary have been paid and there is no contribution amount for which any Company Subsidiary has been unbilled or underbilled, to the knowledge of the Company.

               (w) Truth and Correctness. No representation or warranty by the Company in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which such statements are made, not misleading.

        4.2 Representations and Warranties of the Investor. The Investor represents and warrants to the Company, which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions herein contemplated, as follows:

               (a) Due Organization. The Investor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

               (b) Power and Authority; No Violation. The Investor has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and all transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Investor and this Agreement constitutes a legal, valid and binding obligation of the Investor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby by the Investor will, with or without the giving of notice or the passage of time, or both, (i) conflict with, result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (A) any provision of the articles of incorporation, by-laws, stockholders agreements or other constituent documents of the Investor; (B) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which the Investor is a party or by which it or its property may be bound or affected; or (C) any law, order, judgment, ordinance, rule, regulation or decree to which the Investor is a party or by which it or its property is bound or affected; or (ii) give rise to any right of first refusal or similar right with respect to any interest, or any properties or assets, of the Investor. No permit, consent, approval, authorization, qualification or registration of, or declaration to or filing with any governmental or regulatory authority or agency or third party is required to be obtained or made by the Investor in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby in order to (A) render this Agreement or the transactions contemplated hereby valid and effective and (B) enable the Investor to purchase the Purchased Shares.

               (c) Legal Matters. There is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of the Investor threatened, against or relating to the Investor's right to perform its obligations under this Agreement, nor does the Investor know or have reason to be aware of any basis for the same. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency or arbitration tribunal which could individually or in the aggregate impair in any material respect the performance of the Investor's obligations hereunder or the consummation of the transactions contemplated by this Agreement other than orders or decrees involving the wireless telephone industry in general.

               (d) Securities Representation. The Investor acknowledges that:
(i) it is an accredited investor (as defined in Rule 501 under the Securities
Act); (ii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investing in the Company as contemplated hereby; (iii) the Purchased Shares to be delivered by the Company to the Investor have not been registered under the Securities Act or under the securities laws of any state in reliance upon Federal and state exemptions for transactions not involving a public offering and are being acquired for the Investor's own account and not with a view to the distribution thereof except pursuant to a registration statement in compliance with Federal and state securities laws; (iv) the Purchased Shares may not be transferred except pursuant to and in compliance with an exemption from applicable Federal, state and provincial securities laws; (v) it has received information concerning the Company and has had the opportunity to obtain all additional information it has required or desired in order to evaluate the merits and risks inherent in holding the Purchased Shares; and (vi) the Investor, either directly or through a Company Subsidiary, is purchasing the Purchased Shares as principal for its own account.

               (e) Investment Company Act. The Investor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (f) No Brokers. No agent, broker, investment banker, Person or firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated by this Agreement based in any way on any arrangements, agreements or understandings made by or on behalf of the Investor or an Affiliate thereof, and the Investor hereby agrees to indemnify the Company and agrees to hold harmless the Company against and in respect of any claims for brokerage and other commissions relating to such transactions based in any way on any arrangements, agreements or understandings made by or on behalf of the Investor or an Affiliate of the Investor.

               (g) Truth and Correctness. No representation or warranty by the Investor in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which such statements are made, not misleading.


                                    ARTICLE 5

                               BOARD OF DIRECTORS

        5.1 Board Representation. The Company covenants and agrees with the Investor that at the Closing, the board of directors of the Company shall appoint two (2) directors designated by the Investor who shall hold office until the next annual meeting of shareholders of the Company. Thereafter, the Company covenants and agrees with the Investor that:

               (a) (i) there shall be nominated by the Company for election as directors of the Company at each annual meeting of shareholders such number of legally qualified individuals designated by the Investor as follows:

               (x) at the next annual meeting of shareholders to be held on May 10, 2000, two (2) directors; and

               (y) at all further annual meetings of shareholders, a number of directors which, in regard to the number of directors to be in office, is proportionate to the percentage of the issued and outstanding Common Shares and Class A shares (taken as a single class for this purpose) held by the Investor at the time of nomination for election rounded to the nearest whole number (with 0.5 rounded upwards);

                      (ii) the Company shall solicit proxies from its shareholders for such nominees to be voted in favor of the individuals designated by the Investor.

        5.2 Corporate Governance Committee Representation. The Company covenants and agrees with the Investor that at the Closing, the board of directors of the Company shall appoint one of the two directors designated by the Investor as a member of the Corporate Governance Committee if there is a vacancy. If there is no vacancy, the appointment will be made at the meeting of the board of directors of the Company to be held immediately after the next annual meeting of shareholders to be held on May 10, 2000. The Company covenants and agrees with the Investor that the Related Party Transaction Policy and Procedure shall not be modified or revoked without the consent of the Investor.


                                    ARTICLE 6

                         ADDITIONAL RIGHTS AND COVENANTS

        6.1 Cooperation and Full Access. From and after the execution and delivery of this Agreement to and including the Closing Date, the Company shall and shall cause each Company Subsidiary to give to the Investor and its legal counsel, accountants, advisers and other representatives, full access at all times during reasonable business hours and on reasonable notice, to all the offices, properties, contracts, books, records, personnel and affairs of the Company or in any way relating to its business or assets. The Company shall furnish and shall cause each Company

Subsidiary to furnish, and shall direct its independent accountants and legal counsel to furnish, to the Investor all such documents and information concerning the assets, properties, liabilities and affairs of the Company as the Investor may from time to time reasonably request.

        6.2 Transactions with Affiliates. The Company hereby agrees that transactions involving the Company or a Company Subsidiary, on the one hand, and any of its or their Affiliates, on the other hand, shall be on terms that are no less favorable to the Company or such Company Subsidiary than those which would be obtained in an arm's length transaction with an unrelated third party, and shall, if involving greater than Cdn$2,000,000.00, require the approval of a majority of the disinterested directors of the Company. In addition, such transaction shall require the review and approval of the Corporate Governance Committee. Any member of the Corporate Government Committee designated by or affiliated with the interested party shall not be permitted to vote on a transaction.

        6.3 Investor Preemptive Rights. If the Company issues any additional equity securities, the Investor shall have the right to purchase (on the same terms and conditions), its proportionate share of such issuance (at the option of Investor either in Class A Shares or Common Shares) based upon its percentage ownership interest of Class A Shares and Common Shares taken as a single class for this purpose if the issue is for Class A Shares or Common Shares and based on its percentage ownership interest of all classes of shares if the issue is for Class B Shares or other equity securities.

        For purposes of this Section 6.03, the term "equity securities" shall include any class of equity securities, including warrants, options or other rights to acquire equity securities or debt securities convertible into equity securities. This Section 6.03 shall not apply with respect to issuances of the Company's equity securities in connection with (i) a Public Sale by the Company,
(ii) a conversion or exchange of any outstanding securities in accordance with the terms of such securities as they exist at the date hereof, (iii) a stock dividend, provided the holders of Class A Shares participate ratably with the holders of Common Shares in such dividend, (iv) the grant or exercise of stock options or other grants or purchases of equity securities of the Company pursuant to any stock option, stock purchase or other employee benefit plan now or hereafter adopted for employees, directors or consultants of the Company or
(v) the exercise of warrants pursuant to warrant agreements presently existing -- it being understood that if the Company issues warrants in the future, the Investor shall be entitled to preemptive rights as described above, but if the warrants are issued as part of a unit with other debt or equity securities, the Investor will be entitled to preemptive rights on the units and will only be entitled to its preemptive rights with respect to the warrants to the extent that the Investor purchases the units.

        6.4 Transfer Rights. The Investor shall have the unrestricted right to sell, transfer or assign the Class A Shares (or the Class B Shares into which they are converted), subject to compliance with applicable securities laws and foreign ownership restrictions and, if the sale, transfer or assignment is for Class A Shares, subject to the Shareholders Agreement as if such Class A Shares were Common Shares. The Class A Shares, assuming their conversion into Class B Shares, shall be freely transferable on the TSE after six months following issuance under applicable law. The

Company shall be required to take any actions necessary to cause the Class A Shares, assuming their conversion into Class B Shares, to be freely transferable on NASDAQ after six months following issuance under applicable law.

        6.5 Notice of Material Events. The Company covenants and agrees that it will promptly inform the Investor in writing of the full particulars of:

               (a) any Material Change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company,

               (b) any change in any Material Fact contained in the Annual Information, Supplementary Material or Financial Information (including for greater certainty, any information incorporated or deemed to be incorporated by reference therein), prior to the time of Closing.

        6.6 Amendment of Articles of Incorporation. The Company covenants and agrees with the Investor that prior to the Closing the Board of Directors shall adopt a resolution to include in the notice of annual meeting of shareholders an amendment to the Articles of Incorporation of the Company, and shall agree to recommend that such amendment be approved and adopted by the shareholders of the Company at the next annual meeting of shareholders to be held on May 10, 2000, which amendment (i) shall only permit conversion of Class A Shares into Common Shares if such conversion would not cause a violation of any foreign ownership restriction under the Communications Act and (ii) shall permit a holder of Common Shares, at any time or from time to time, to convert, or reconvert, any Common Shares that it owns into Class A Shares so long as such conversion or reconversion is made solely for the purpose of preventing the Company from violating any foreign ownership restriction under the Communications Act. The Company covenants and agrees with the Investor that it will use its best efforts to cause such amendment to be adopted and approved.


                                    ARTICLE 7

                            CONDITIONS TO OBLIGATIONS

        7.1 Conditions to the Obligation of the Company. The obligation of the Company to perform, fulfill or carry out its agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on the Closing Date is and shall be subject to fulfillment of or compliance with, on or prior to the Closing Date, the following conditions precedent, any of which may be waived by the Company in its sole discretion, in whole or in part:

               (a) Representations and Warranties True. Each of the Investor's representations and warranties contained in this Agreement shall be deemed to have been made again at and as of the time of the Closing Date and shall then be true and correct in all material respects. The Investor shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date. The Company shall have been furnished with a certificate of the Investor signed by one of its senior executive officers, dated the Closing Date, certifying to the fulfillment of the foregoing conditions by it and to the truth and correctness in all material respects, except for changes contemplated by this Agreement, as of the Closing Date, of the representations and warranties made by it contained herein and the satisfaction on the part of the Investor of all conditions to the obligations of the Company under this SECTION 7.01.

               (b) Purchase Price. The Investor shall have delivered the Purchase Price to the Company as required hereunder.

               (c) Resolutions. The Investor shall have delivered to the Company a certified copy of the resolutions duly adopted by its board of directors authorizing the execution, delivery and performance of this Agreement.

               (d) No New Statutes. No statute, rule or regulation shall have been enacted by any state or Federal government or governmental agency in the United States or Canada which could render the consummation of this Agreement unlawful.

               (e) Shareholders Agreement. The Investor shall have entered into Undertakings (i) whereby the Investor shall become a party to the Shareholders Agreement and (ii) whereby the Investor agrees not to convert Class A Shares into Common Shares to the extent any such conversion would cause there to be a violation of any foreign ownership restrictions under the Communications Act; provided, however, that to the extent permitted by the Communications Act, in order for the Investor to obtain the benefit of its preemptive rights under
Section 6.03 hereof, the Investor shall be entitled to convert the Class A Shares into Common Shares with the understanding that the vote on such Common Shares would be suspended so long as immediately after such exercise the Common Shares are reconverted into Class A Shares.

        7.2 Conditions to the Obligation of the Investor. The obligation of the Investor to perform, fulfill or carry out its agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on the Closing Date is and shall be subject to fulfillment of or compliance with, on or prior to the Closing Date, the following conditions precedent, any of which may be waived by the Investor, in its sole discretion, in whole or in part:

               (a) Representations and Warranties True. The Company's representations and warranties contained in this Agreement shall be deemed to have been made again at and as of the time of the Closing Date and shall then be true and correct in all material respects. The Company shall have performed and complied in all material respects, with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date. The Investor shall have been furnished with a certificate of the Company signed by a senior executive officer of the Company, dated the Closing Date, certifying to the fulfillment of the foregoing conditions by it and to the truth and correctness in all material respects, except for changes contemplated by this Agreement, as of the Closing Date, of the representations and warranties made by it contained herein and the satisfaction on the part of the Company of all conditions to the obligations of the Investor under this SECTION 7.02.

               (b) Stock Certificates. The Company shall have delivered to the Investor duly executed and issued stock certificates representing the Purchased Shares.

               (c) Resolutions. The Company shall have delivered to the Investor a certified copy of the resolutions duly adopted by its board of directors authorizing the execution, delivery and performance of this Agreement and the issuance of the Purchased Shares.

               (d) Approvals. All filings with or approvals from all regulatory authorities to be made or obtained on the part of the Company prior to Closing so as to validly issue the Purchased Shares shall have been made or obtained, as the case may be.

               (e) No New Statutes. No statute, rule or regulation shall have been enacted by any state or Federal government or governmental agency in the United States or Canada which could render the consummation of this Agreement unlawful.

               (f) Opinion of Company Counsel. The Investor shall have received from counsel to the Company a legal opinion addressed to the Investor, dated as of the Closing Date, as to the due authorization, execution and enforceability of this Agreement, the ability of the Company to issue the Purchased Shares free from the prospectus requirements of applicable securities laws and such other matters as the parties mutually agree.

               (g) Shareholders Agreement. The Investor shall have entered into an Undertaking whereby the Investor shall become a party to the Shareholders Agreement and shall be entitled to all of the rights as a shareholder thereunder.

                                    ARTICLE 8

                        INVESTOR'S STANDSTILL OBLIGATIONS


        8.1 Prior to Closing. Prior to the Closing, the Investor shall not purchase shares of the Company.

        8.2 After Closing.

               (a) After the Closing, unless there shall have occurred a Standstill Termination Event, and only so long as Telesystem's Percentage Ownership of outstanding Common Shares does not fall below a Threshold Percentage of 50% of the Company's outstanding Common Shares (the "Threshold Percentage") (or a Threshold Percentage of 45% if Telesystem's Percentage Ownership of the Company's outstanding Common Shares has fallen below 50% as a result of the Investor's conversion of Class A Shares into Common Shares) (the "Standstill Period"), the Investor shall not, directly or indirectly, acquire or agree to acquire any Shares (except by way of (1) stock splits, stock dividends or other distributions or offerings made available to shareholders of the Company generally, or (2) stock options, warrants or other rights to purchase Shares the acquisition of which by Investor have received Disinterested Board Approval) if, in any such case, the effect of such acquisition would be to increase the Investor's ownership of Shares to more than 30% of the Company's total issued and outstanding Shares (the "Standstill Threshold").

               (b) Nothing in this Section 8.02 shall have the effect of (i) precluding the Investor from participating in a Third Party Offer or voting or agreeing to vote its shares in favor of a Third Party Change of Control in which the Investor would receive consideration on the same basis as is generally available to other holders of Shares or (ii) prohibiting the Affiliated Directors (acting in their capacity as such) from participating (A) in discussions with other members of the Board or (B) in meetings of the Board.

               (c) If the Investor makes such an acquisition that would increase the Investor's ownership of Shares to more than the Standstill Threshold, such excess shares shall (for so long as the Investor's ownership of Shares exceeds the Standstill Threshold) be voted in a manner proportionate to shares voted by the shareholders of the Company other than the Investor; provided, however, that if the excess shares shall result from the bad faith actions of the Investor, it shall promptly divest such excess; provided further, however, that the Investor shall not be obligated to divest itself of such excess pursuant to this Section
8.02 until such time as such divestment would not subject the Investor to liability under Section 16(b) of the Exchange Act or any other applicable provision of Canadian or U.S. law.

        8.3    Exception for Certain Third-Party Acquisitions.

               (a) Notwithstanding Section 8.02, the Investor may:

                      (i) acquire Shares without regard to the limitations set forth above but in accordance with Section 8.03(b) if at any time any Person or 13D Group of persons (such person or persons together with any of their Affiliates, collectively, a "Triggering Person"), directly or indirectly, (x) makes a bona fide offer to acquire, or (y) acquires, beneficial ownership of Shares which, if added to the Shares (if any) already beneficially owned by such Triggering Person, would represent ownership of Shares greater than 30% of the Shares outstanding;

                      (ii) with Disinterested Board Approval, acquire Shares without regard to the limitations set forth above.

               (b) If an event identified in Section 8.03(a)(i) occurs, the Investor shall be permitted to take such action and make such offers as may be considered to be of the same nature and type of action or offer and for the same resulting number of Shares as that which is being taken by the Triggering Person. In proceeding with any action or offer permitted under this Section 8.03(b), the Investor shall be permitted to offer more favorable terms such as price, cash versus securities or other such terms as may be consistent with an offer of the same nature and type of consideration as that which is being proposed by the Triggering Person.

               (c) If the Investor shall take any such action permitted by this
Section 8.03(c), the Company agrees to refrain (whether by active opposition, announcement or otherwise) from contesting such action.

        8.4 Recapitalizations, Etc. Notwithstanding anything to the contrary contained in this Article 8, the Investor shall not be obligated to dispose of any shares if its aggregate percentage ownership of Shares is increased as a result of (x) a recapitalization of the Company, (y) a repurchase of Shares by the Company, or (z) any other action taken by the Company or its Affiliates other than the Investor.


                                    ARTICLE 9

                                  MISCELLANEOUS

        9.1 Expenses. Each party shall bear its own expenses incident to the negotiation, preparation, authorization and consummation of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants, whether or not such transactions are consummated.

        9.2 Equitable Remedies. The parties hereto agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms of the provisions or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each party agrees that it will not assert, as a defense against a claim for specific performance, that the party seeking specific performance has an adequate remedy at law.

        9.3 Notices. All notices, claims and other communications hereunder shall be in writing and shall be made by hand delivery, registered or certified mail (postage prepaid, return receipt requested), facsimile, or overnight air courier guaranteeing next day delivery

               (a)    if to the Company, to it at:

                      Microcell Telecommunications Inc.
                      1000, de la Gauchetiere Street West, 25th Floor Montreal, Quebec, Canada H3B 4W5
                      Attention: Michel Cordeau, Esq.
                      Facsimile:  514-397-0089

               (b)    if to the Investor, to it at :

                      VoiceStream Wireless Corporation
                      3650 131st Avenue SE, Suite 400
                      Bellevue, Washington 98006
                      Attention:  Alan R. Bender, Esq.
                      Facsimile No.: 425-653-4840

                      with a copy (which shall not constitute notice) to:

                      Friedman Kaplan & Seiler LLP
                      875 Third Avenue, Eighth Floor
                      New York, New York 10022
                      Attention:  Barry A. Adelman, Esq.
                      Facsimile No.: 212-355-6401

or at such other address as any party may from time to time furnish to the other parties by a notice given in accordance with the provisions of this SECTION
9.03. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, first class postage prepaid, return receipt requested, if mailed; when receipt is confirmed, if sent by facsimile; and the next Business Day after timely delivery to the courier, if sent by an overnight air courier service guaranteeing next day delivery.

        9.4 Entire Agreement. This Agreement, together with the Exhibits annexed hereto, contains the entire understanding among the parties hereto concerning the subject matter hereof and this Agreement may not be changed, modified, altered or terminated except by an agreement in writing executed by the parties hereto. Any waiver by any party of any of its rights under this Agreement or of any breach of this Agreement shall not constitute a waiver of any other rights or of any other or future breach.

        9.5 Remedies Cumulative. Except as otherwise provided herein, each and all of the rights and remedies in this Agreement provided, and each and all of the rights and remedies allowed at law in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any and all other rights or remedies provided in this Agreement or at law.

        9.6 Governing Law. This Agreement shall be construed in accordance with and subject to the laws and decisions of the Province of Quebec, Canada applicable to contracts made and to be performed entirely therein.

        9.7 Counterparts. This Agreement may be executed in several counterparts hereof, and by the different parties hereto on separate counterparts hereof, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

        9.8 Waivers. No provision in this Agreement shall be deemed waived except by an instrument in writing signed by the party waiving such provision.

        9.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns; provided, however, that except as otherwise expressly set forth in this Agreement neither the rights nor the obligations of either party may be assigned or delegated without the prior written consent of the other parties.

        9.10 Further Assurances. The Investor shall, at the request of the Company, and the Company shall, at the request of the Investor, from time to time, execute and deliver such other assignments, transfers, conveyances and other instruments and documents and do and perform such other acts and things as may be reasonably necessary or desirable for effecting complete consummation of this Agreement and the transactions herein contemplated.

        9.11   Disclosures.

               (a) Confidentiality. Each of the Investor and the Company acknowledges and confirms in connection with the negotiation of this Agreement and the execution hereof, during the period from the date hereof through the Closing Date, the parties hereto will have furnished to one another certain materials, information, data and other documentation ("Disclosures") concerning their business, financial condition and operations which are proprietary and confidential. Each party acknowledges the party disclosing such Disclosures considers them secret and confidential and asserts a proprietary interest therein. Accordingly, each of the Investor, on the one hand, and the Company, on the other hand, covenants and agrees that it shall maintain all Disclosures made by the other party in strict confidence and shall not use such Disclosures for its own benefit or disclose them to third parties, except to its agents, representatives, bankers, investment bankers, counsel and employees involved in evaluating the transactions contemplated by this Agreement, its partners (and the partners or other security holders thereof) or as otherwise required by law (including the requirement of the Company to disclose such terms under the securities laws of the United States or Canada, as applicable, or under the rules of the TSE or of any securities exchange on which the securities of the Company are registered; and including the requirement of the Investor to disclose such terms under the Securities Act, the Exchange Act or the securities laws of the United States or under the rules of NASDAQ).

               (b) Public Announcements. No public announcement by any party hereto with regard to the transactions contemplated hereby or the material terms hereof shall be issued by any party without the mutual prior consent of the other parties, except that in the event the parties are unable to agree on a press release and legal counsel for one party is of the opinion that such press release is required by law, then such party may issue the legally required press release.

               (c) Non-Confidential Information. This Agreement shall not restrict any party hereto from using information already known to it, to which it is entitled under existing agreements, or information generally in the public domain or any information coming into its possession after it becomes public knowledge unless it became public knowledge through a breach of this Agreement.

        9.12   Termination.

               (a) Events Triggering Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, without further obligation of the Company or the Investor, at any time prior to the Closing Date as follows:

                      (i) by mutual written consent duly authorized by the boards of directors of the Company and the Investor; or

                      (ii) by the Company or the Investor if the Closing Date shall not have occurred on or before February 29, 2000, or such later date, if any, as the Company and the Investor shall agree in writing; provided that the party exercising such right is not in default of its obligations under this Agreement in a manner which results in the failure to satisfy the conditions to the transactions contemplated hereby of the other party; or

                      (iii) by the Company or the Investor if the consummation of the transactions contemplated hereby shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction.

               (b) No Further Obligation. In the event of a termination of this Agreement, no party hereto shall have any liability or further obligation to any other party to this Agreement except that nothing herein will relieve any party from liability for any breach of this Agreement or for failure to complete the transactions contemplated by this Agreement for no valid reason equivalent to bad faith.

        9.13 Jurisdiction; Consent to Service of Process. The Investor hereby irrevocably appoints Goodman Phillips & Vineberg, 1501 McGill College Avenue, 26th Floor, Montreal, Quebec, Canada H3A 3N9, Attention: Leon Garfinkle, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any action, suit or proceeding arising in connection with this Agreement, and upon whom such process may be served, with the same effect as if such party were a resident of the Province of Quebec and had been lawfully served with such process in such jurisdiction, and waives all claim of error by reason of such service, provided, however that in the case of any service upon such agent and attorney, the party effecting such service shall also deliver a copy thereof to the other party at the address and in the manner specified in SECTION 9.03. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, such party will appoint a successor agent and attorney in the Province of Quebec reasonably satisfactory to the other party, with like powers. Each party hereby irrevocably submits to the exclusive jurisdiction of the Courts of the Province of Quebec in any such action, suit or proceeding, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein), provided, however, that such consent to jurisdiction is solely for the purpose referred to in this SECTION 9.13 and shall not be deemed to be a general submission to the jurisdiction of said courts other than for such purpose.

        9.14 Specific Performance. The parties hereto agree that irreparable damage could occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an interim, provisional and final injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Washington or any Washington state court, in addition to any other remedy to which they are entitled at law or in equity.

        9.15 Language. Les parties ont expressement requis que ce contrat soit redige en langue anglaise. The parties have expressly requested that this Agreement be written in the English language.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                    VOICESTREAM WIRELESS CORPORATION



                                    By:
                                       -------------------------------------


                                    MICROCELL TELECOMMUNICATIONS INC.



                                    By:
                                       -------------------------------------



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